Equity Incentive Plan	6 Months Ended
Jun. 30, 2023
Equity Incentive Plan [Abstract]
Equity Incentive Plan
15.	Equity Incentive Plan:

On March 27, 2023, the Compensation Committee granted an aggregate of 1,823,800 restricted shares of common stock pursuant to the Plan. Of the total 1,823,800 shares issued on March 27, 2023, 400,000 shares were granted to the non-executive members of the Board of Directors, 930,000 were granted to the executive officers, 433,800 shares were granted to certain of the Company’s non-executive employees and 60,000 shares were granted to the sole director of the Company’s commercial manager, a non-employee. The fair value of each share on the grant date was $5.22. 607,974 shares vested on the date of the issuance, March 27, 2023, 607,913 shares will vest on October 1, 2023 and 607,913 shares will vest on October 1, 2024.

The related expense for shares granted to the Company’s Board of Directors and certain of its employees for the six-month periods ended June 30, 2023 and 2022, amounted to $5,929 and $3,728, respectively, and is included under general and administration expenses. The related expense for shares granted to non-employees for the six-month periods ended June 30, 2023 and 2022, amounted to $198 and $114, respectively, and is included under voyage expenses.

The unrecognized cost for the non-vested shares granted to the Company’s Board of Directors and certain of its employees as of June 30, 2023 and December 31, 2022 amounted to $4,593 and $2,131, respectively. On June 30, 2023, the weighted-average period over which the total compensation cost related to non-vested awards granted to the Company’s Board of Directors and its other employees not yet recognized is expected to be recognized is 1.01 years.